UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                        September 20, 2005 (September 19, 2005)
                        ------------------

                               Kaman Corporation
            (Exact name of registrant as specified in its charter)


                                  Connecticut
                (State or other jurisdiction of incorporation)

                      0-1093                                   06-0613548
             (Commission File Number)                        (IRS Employer
                                                          Identification No.)

             1332 Blue Hills Avenue,
             Bloomfield, Connecticut                             06002
     (Address of principal executive offices)                  (Zip Code)

                                (860) 243-7100
              Registrant's telephone number, including area code

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

         On September 20, 2005, the Company announced that, in connection with the previously announced proposed recapitalization contemplated by the recapitalization agreement between the Company and members of the Kaman family, a lawsuit has been brought in federal district court in Hartford, Connecticut by Mason Capital, Ltd. against the Company and members of the Kaman family seeking, among other relief, to enjoin the proposed recapitalization unless and until the proposed recapitalization is approved by a "supermajority" vote by the holders of two-thirds of the Company's Class B common stock not owned by the parties to the recapitalization agreement. Mason Capital has stated in the lawsuit that it owns 4.76% of the outstanding Class B common stock.

         The Company believes that, as structured, the proposed recapitalization does not require the "supermajority" vote that Mason Capital claims and the Company intends to vigorously pursue denial of all of the relief requested by Mason Capital. The Company plans to hold the special meetings of shareholders to approve the proposed recapitalization as scheduled on October 11, 2005.

         As previously reported, affiliates of Mason Capital are party to a share purchase agreement with members of the Kaman family, pursuant to which, in the event that the holders of the Class A common stock fail to approve the proposed recapitalization or the proposed recapitalization is otherwise not completed other than by reason of a breach of the recapitalization agreement by the Kaman family, the Kaman family can cause an affiliate of Mason Capital to purchase the Kaman family's shares of Class B common stock at $55.00 per share in cash and, upon the closing of the purchase from the Kaman family, offer to purchase all remaining shares of Class B common stock at $55.00 per share in cash.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference and a copy of the complaint, without exhibits, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         Further detail on the proposed recapitalization and recapitalization agreement can be found in the recapitalization agreement, which was filed as
Exhibit 2.1 to a Form 8-K filed by the Company on June 8, 2005 and proxy statement, which was filed on September 2, 2005 and mailed to shareholders shortly thereafter

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
    --------

Exhibit 99.1   Press Release, dated September 20, 2005
Exhibit 99.2 Complaint in Mason Capital, Ltd. V. Kaman Corp., et al (D. Conn.) (without exhibits)

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By: /s/ Robert M. Garneau
                                            -------------------------
                                            Name:  Robert M. Garneau
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Dated: September 20, 2005




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                               INDEX TO EXHIBITS

Exhibit 99.1              Press Release, dated September 20, 2005
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Exhibit 99.2              Complaint in Mason Capital, Ltd. V. Kaman Corp., et al
                          (D. Conn.) (without exhibits)